POWERSHARES EXCHANGE-TRADED FUND TRUST II

SUPPLEMENT DATED OCTOBER 31, 2013 TO THE
SUMMARY PROSPECTUS DATED MARCH 1, 2013 OF:

PowerShares Insured National Municipal Bond Portfolio

Effective immediately, the Summary Prospectus is revised as follows:

•  The paragraph below is added to the section titled "Principal Risks of Investing in the Fund" on page 2:

Puerto Rican Municipal Securities Risk. Adverse market, political, economic or other conditions or developments within Puerto Rico may negatively affect the value of the Fund's holdings in Puerto Rican municipal obligations. The Puerto Rican economy is reliant on manufacturing, services and tourism, and its economy and financial operations parallel the economic cycles of those in the United States. Current economic difficulties in the United States are likely to have an adverse impact on the overall economy of Puerto Rico. Moreover, like many other U.S. states and municipalities, Puerto Rico experienced a significant downturn during the recent recession. Puerto Rico continues to face significant fiscal challenges, including persistent government deficits, underfunded public pension benefit obligations, underfunded government retirement systems, sizable debt service obligations and a high unemployment rate. Many ratings organizations recently have downgraded a number of securities issued in Puerto Rico or placed them on "negative watch." If the economic situation in Puerto Rico persists or worsens, the volatility, credit quality and performance of the Fund could be adversely affected.

Please Retain This Supplement For Future Reference.

P-PZA-SUMPRO-1 SUP-1 103113